Quarterly Holdings Report
for
Fidelity® Sustainable Emerging Markets Equity Fund
July 31, 2022
MAR-NPRT3-0922
1.9904435.100
Common Stocks - 89.2%
	Shares	Value ($)
Bermuda - 0.9%
Credicorp Ltd. (United States)	144	18,634
Kunlun Energy Co. Ltd.	15,645	11,520
TOTAL BERMUDA		30,154
Brazil - 3.6%
Banco do Brasil SA	2,905	20,195
Hypera SA	700	5,762
Localiza Rent A Car SA	2,521	28,070
Localiza Rent A Car SA ADR	1,948	20,941
Natura & Co. Holding SA (a)	6,501	19,576
Suzano Papel e Celulose SA	1,074	10,024
Suzano Papel e Celulose SA ADR	1,658	15,502
TOTAL BRAZIL		120,070
Cayman Islands - 22.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,114	99,558
Bilibili, Inc. ADR (a)	1,390	33,972
JD.com, Inc. sponsored ADR	944	56,168
Li Ning Co. Ltd.	2,390	19,364
Meituan Class B (a)(b)	3,672	82,375
NetEase, Inc. ADR	491	45,653
Parade Technologies Ltd.	247	9,272
Pinduoduo, Inc. ADR (a)	623	30,533
Sea Ltd. ADR (a)	284	21,675
Shenzhou International Group Holdings Ltd.	938	9,866
Silergy Corp.	1,774	33,092
Tencent Holdings Ltd.	3,540	136,817
Trip.com Group Ltd. ADR (a)	2,242	57,799
Wuxi Biologics (Cayman), Inc. (a)(b)	7,908	75,696
XP, Inc. Class A (a)	803	16,943
XPeng, Inc. ADR (a)	475	11,604
Zai Lab Ltd. (a)	3,455	14,106
Zai Lab Ltd. ADR (a)	155	6,282
TOTAL CAYMAN ISLANDS		760,775
China - 7.2%
China Construction Bank Corp. (H Shares)	128,097	81,804
China Merchants Bank Co. Ltd. (H Shares)	3,216	17,371
Haier Smart Home Co. Ltd.	3,082	9,864
Kweichow Moutai Co. Ltd. (A Shares)	70	19,702
Pharmaron Beijing Co. Ltd. (H Shares) (b)	1,801	14,672
Ping An Insurance Group Co. of China Ltd. (H Shares)	7,665	45,048
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	299	12,857
Wuliangye Yibin Co. Ltd. (A Shares)	820	21,723
WuXi AppTec Co. Ltd. (H Shares) (b)	1,518	18,371
TOTAL CHINA		241,412
Hong Kong - 0.5%
China Resources Beer Holdings Co. Ltd.	2,643	18,249
Hungary - 0.8%
OTP Bank PLC	251	5,151
Richter Gedeon PLC	1,121	22,878
TOTAL HUNGARY		28,029
India - 8.7%
Axis Bank Ltd. GDR (Reg. S) (a)	263	12,072
HDFC Bank Ltd. sponsored ADR	1,620	101,736
ICICI Bank Ltd. sponsored ADR	1,927	40,043
Infosys Ltd. sponsored ADR	2,618	51,025
Reliance Industries Ltd. sponsored GDR (b)	1,383	87,267
TOTAL INDIA		292,143
Indonesia - 5.2%
PT Avia Avian Tbk	231,442	13,408
PT Bank Central Asia Tbk	119,492	59,419
PT Bank Mandiri (Persero) Tbk	67,273	37,657
PT Bank Rakyat Indonesia (Persero) Tbk	64,233	18,961
PT Telkom Indonesia Persero Tbk	163,363	46,660
TOTAL INDONESIA		176,105
Korea (South) - 12.6%
Db Insurance Co. Ltd.	181	8,392
Hansol Chemical Co. Ltd.	118	19,905
Hyundai Fire & Marine Insurance Co. Ltd.	576	14,496
LG Chemical Ltd.	132	61,250
LG Energy Solution (a)	23	7,472
NAVER Corp.	238	47,432
POSCO	305	56,748
Samsung Electronics Co. Ltd.	2,429	114,547
Shinhan Financial Group Co. Ltd.	332	9,109
SK Hynix, Inc.	722	54,377
Woori Financial Group, Inc. ADR	1,174	32,461
TOTAL KOREA (SOUTH)		426,189
Malaysia - 0.3%
Press Metal Bhd	9,830	10,758
Mexico - 3.7%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	713	13,431
Grupo Aeroportuario Norte S.A.B. de CV	2,249	13,699
Grupo Financiero Banorte S.A.B. de CV Series O	2,723	15,493
Grupo Mexico SA de CV Series B	2,637	10,426
Wal-Mart de Mexico SA de CV Series V	19,319	69,977
TOTAL MEXICO		123,026
Netherlands - 0.1%
Yandex NV Series A (a)(c)	517	1,773
Philippines - 1.0%
Ayala Land, Inc.	75,302	34,415
South Africa - 3.4%
Absa Group Ltd.	1,953	19,979
Capitec Bank Holdings Ltd.	93	11,147
Impala Platinum Holdings Ltd.	1,673	18,549
MTN Group Ltd.	2,902	24,286
Naspers Ltd. Class N	299	42,245
TOTAL SOUTH AFRICA		116,206
Taiwan - 14.7%
E.SUN Financial Holdings Co. Ltd.	50,828	46,701
eMemory Technology, Inc.	790	31,303
Hon Hai Precision Industry Co. Ltd. (Foxconn)	12,221	44,520
MediaTek, Inc.	1,971	45,265
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,439	304,281
Unimicron Technology Corp.	4,728	25,141
TOTAL TAIWAN		497,211
Thailand - 1.8%
CP ALL PCL (For. Reg.)	24,329	40,875
SCB X PCL (For. Reg.)	3,910	10,945
Thai Beverage PCL	22,019	10,298
TOTAL THAILAND		62,118
United Kingdom - 1.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 12/7/22 (a)(b)	572	24,676
Sungrow Power Supply Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 8/4/23 (a)(b)	438	8,084
Wuliangye Yibin Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 10/27/23 (a)(b)	558	14,834
TOTAL UNITED KINGDOM		47,594
United States of America - 0.7%
Li Auto, Inc. ADR (a)	695	22,824
TOTAL COMMON STOCKS (Cost $3,375,222)		3,009,051

Nonconvertible Preferred Stocks - 1.3%
	Shares	Value ($)
Brazil - 1.3%
Itau Unibanco Holding SA	5,603	25,578
Itau Unibanco Holding SA sponsored ADR	3,960	17,820

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $46,839)		43,398

Investment Companies - 3.4%
	Shares	Value ($)
United States of America - 3.4%
iShares MSCI India ETF (Cost $117,315)	2,701	115,265

Money Market Funds - 7.8%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (d) (Cost $262,850)	262,797	262,850

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $3,802,226)	3,430,564
NET OTHER ASSETS (LIABILITIES) - (1.7)% (e)	(57,214)
NET ASSETS - 100.0%	3,373,350

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2	Sep 2022	99,850	432	432

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY
ETF	-	EXCHANGE-TRADED FUND

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $325,975 or 9.7% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Includes $4,896 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	-	4,004,242	3,741,392	895	-	-	262,850	0.0%
Total	-	4,004,242	3,741,392	895	-	-	262,850

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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